UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 12, 2014 (November 13, 2014)

KALLO INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53183
(Commission File No.)

675 Cochrane Drive
West Tower, Suite 630
Markham, Ontario
Canada   L3R 0B8
(Address of principal executive offices and Zip Code)

(416) 246-9997
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                          REGULATION FD DISCLOSURE.

On November 13, 2014, we are announcing the Minister of Finance – Ghana has officially invited us to Ghana for final discussions on financing so as to move forward with our MobileCare, RurulCare and National Dialysis Program." Says Mr. John Cecil, our Chairman and CEO.  We have been in detailed and lengthy discussions with various institutions to help the government of Ghana obtain financing for this humanitarian project and are delighted at the progress made so far. We feel confident that financing will be finalized and work will commence shortly.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press Release dated November 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of November, 2014.

KALLO INC.

BY:	VINCE LEITAO
Vince Leitao
President, Chief Operating Officer and a member of the Board of Directors